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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



               Date  of  Report (Date  of earliest event reported):
                                 March 21, 2001


                            Darden Restaurants, Inc.
               (Exact name of registrant as specified in its charter)


      Florida                          1-13666                   59-3305930
(State or other jurisdiction   (Commission file number)        (IRS employer
  of incorporation)                                          identification No.)



                 5900 Lake Ellenor Drive, Orlando, Florida 32809
                    (Address of principal executive offices)



               Registrant's telephone number, including area code:
                                 (407) 245-4000



                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 5.           Other Events.
                  ------------

                  On March 21, 2001, the Registrant issued a news release entitled "Darden Restaurants Reports Third Quarter Earnings Per Diluted Share of 40 Cents."

                  On March  21,  2001,  the  Registrant  issued  a news  release
                  entitled   "Former   Sen.   Connie  Mack   Elected  to  Darden
                  Restaurants Board."

                  On March 21, 2001, the Registrant issued a news release entitled "Darden Restaurants Reports February Same-Restaurant Sales Results."

Item 7.           Financial Statements and Exhibits.
                  ---------------------------------

                  (c)      Exhibits.

                           Exhibit Number            Description

                                99.1 Press Release dated March 21, 2001, entitled "Darden Restaurants
                                            Reports Third Quarter Earnings Per
                                            Diluted Share of 40 Cents."


                                99.2 Press Release dated March 21, 2001, entitled "Former Sen. Connie Mack Elected To Darden Restaurants
                                            Board."

                                99.3 Press Release dated March 21, 2001, entitled "Darden Restaurants Reports February Same-Restaurant Sales
                                            Results."


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



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  March 22, 2001                      DARDEN RESTAURANTS, INC.



                                            By:________________________________
                                               Paula J. Shives
                                               Senior Vice President,
                                               General Counsel and Secretary

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


                                INDEX TO EXHIBITS


Exhibit Number                                                         Page

  99.1                Press Release dated March 21, 2001, entitled       5
                      "Darden Restaurants Reports Third Quarter
                      Earnings Per Diluted Share of 40 Cents."

  99.2                Press Release dated March 21, 2001, entitled
                      "Former Sen. Connie Mack Elected to Darden
                      Restaurants Board."                                9

  99.3                Press Release dated March 21, 2001, entitled      11
                      "Darden Restaurants Reports February
                      Same-Restaurant Sales Results."


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